Exhibit 10.3

DELTEK SYSTEMS, INC.

AMENDED AND RESTATED 2005 STOCK OPTION PLAN

Section 1. Purpose. The purpose of the Plan is to provide financial incentives to employees, directors and consultants of the Company or its direct or indirect subsidiaries whose entrepreneurial and management talents and commitments will contribute to the continued growth and expansion of the Company’s business. The Plan has been amended and restated effective as of February 21, 2007, among other things, in connection with the Company’s reincorporation into Delaware and its name change to Deltek, Inc. Such reincorporation was not intended to (and shall not be construed to) enlarge or diminish the rights or obligations of any current or future Optionee under the Plan.

Section 2. Definitions. For purposes of this Plan:

2.1. “Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.

2.2. “Beneficially Own” means beneficial ownership as determined under Rule 13d-3 promulgated under the Exchange Act, provided, that such determination shall be made without reference to the 60-day period provided for in Rule 13d-3(d)(1)(i).

2.3. “Board” shall mean the board of directors of the Company.

2.4. “Committee” means the Compensation Committee of the Board, unless otherwise specified by the Board, in which event the Committee shall be as specified by the Board, which Committee shall administer the Plan and perform the functions set forth herein. If there is no Compensation Committee and the Board does not specify otherwise, or if the Board otherwise so elects, the Committee shall mean the Board.

2.5. “Common Stock” shall mean the common stock, par value $0.001 per share, of the Company. There shall be included within the term Common Stock any common stock now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock.

2.6. “Company” shall mean Deltek Systems, Inc., a Virginia corporation, and shall include any successor thereto by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise, including Deltek, Inc., a Delaware corporation.

2.7. “Effective Date” shall have the meaning ascribed to such term in Section 12.

2.8. “Eligible Person” means any employee, director or consultant of the Company or any of its direct or indirect subsidiaries whom the Committee designates as eligible to receive Options under the Plan. The term “employ,” “employee” and “employment” as used in this Plan and in any Stock Option Agreement shall be deemed to refer to the provision of services to the Company or one or more of its subsidiaries as an employee, consultant or director (whichever may be applicable to the Optionee).

2.9. “Legal Representative” means the guardian, executor, administrator or other legal representative of the Optionee. All references herein to the Optionee shall be deemed to include references to the Optionee’s Legal Representative, if any, unless the context otherwise requires.

2.10. “NMP Entities” means New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P.

2.11. “Option” means an option to purchase shares of Common Stock granted under the Plan.

2.12. “Option Price” means the price at which a share of Common Stock can be purchased pursuant to an Option.

2.13. “Optionee” means a person to whom an Option has been granted under the Plan.

2.14. “Optionee Stockholder’s Agreement” means the Optionee Stockholder’s Agreement governing the rights, duties and obligations of certain present or former employees, directors and consultants of the Company with respect to shares of Common Stock issued pursuant to Options granted or sold to such persons, in such form as is in use by the Company at the time of exercise of the Option or any part thereof or such other form which the Company elects to require the Optionee to execute in connection with the Optionee’s exercise of an Option. All references in any Stock Option Agreement to sections of an Optionee Stockholder’s Agreement shall be to sections of any Optionee Stockholder’s Agreement in use by the Company at the time of exercise of any Option or which the Company elects to require the Optionee to execute in connection with the Optionee’s exercise of the Option.

2.15. “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.16. “Plan” means the Deltek Systems, Inc. Amended and Restated 2005 Stock Option Plan as set forth in this instrument and as it may be amended from time to time.

2.17. “Public Offering” means a public offering of Common Stock pursuant to a registration statement (other than a Form S-8 or successor forms) filed with, and declared effective by, the Securities and Exchange Commission.

2.18. “Stock Option Agreement” means the written agreement between an Optionee and the Company evidencing the grant of an Option under the Plan and setting forth the terms and conditions of that Option.

2.19. “Third Party” means any Person other than any of the NMP Entities or an Affiliate thereof or a partner of any of the NMP Entities or of an Affiliate thereof.

2.20. “Total Sale” means any of the following events: (i) the merger or consolidation of the Company with or into another corporation, or (ii) the liquidation of the Company, or (iii) the sale to a Third Party of all or substantially all of the assets of the Company pursuant to a plan of liquidation or otherwise, or (iv) the sale to a Third Party of Common Stock (other than through a Public Offering); in each case provided that, as a result thereof, the NMP Entities cease to Beneficially Own, directly or indirectly through any Affiliate of the NMP Entities, any voting securities of the Company. For purposes of the Plan, the sale of “substantially all of the assets of the Company” means the sale of assets representing more than 95% of the consolidated assets of the Company, determined on a fair market value basis.

2.21. “Transaction” shall have the meaning ascribed to such term in Section 7.2.

Section 3. Administration. The Plan shall be administered by the Committee, which shall hold meetings when it deems necessary and shall keep minutes of its meetings. The Committee shall have all of the powers necessary to enable it to carry out its duties under the Plan properly, including the power and duty to construe and interpret the Plan and to determine all questions arising under it. The Committee’s interpretations and determinations shall be conclusive and binding upon all Persons. The Committee may also establish, from time to time, such regulations, provisions, procedures and conditions regarding the Options and granting of Options which in its opinion may be advisable in administering the Plan. The acts of a majority of the total membership of the Committee at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee; provided that, if at any time the Committee is the Board, the acts of a majority of the members of the Board present at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee.

Section 4. Shares Available for Option Grants.

4.1. The Committee shall have the authority to grant Options to purchase up to an aggregate of 6,310,000 shares of Common Stock.

4.2. In the event that an Option granted under the Plan to any Eligible Person expires or is for any other reason terminated, those shares of Common Stock covered by any portion of such Option that has not been exercised prior thereto shall thereafter be available for the granting of future Options under the Plan.

4.3. The Company may, but shall not be required to, reserve out of its authorized but unissued shares of Common Stock, or out of shares of Common Stock held in treasury, or partly out of each, as may be determined by the Board, shares of Common Stock for issuance upon exercise of any Option.

Section 5. Granting Options.

5.1. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Persons who will receive Options. The Committee may also grant more than one Option to a given Eligible Person during the term of the Plan, either in addition to, or in substitution for, one or more options previously granted to that Eligible Person. Options shall be issued pursuant to a Stock Option Agreement, in form and substance approved by the Committee, executed by the Company and the Optionee.

5.2. The Committee, in its sole discretion, shall establish the Option Price at the time an Option is granted.

5.3. The terms of any Option granted under the Plan may differ from those of other Options granted under the Plan at the same time or at some other time.

5.4. An Option shall be exercisable at such times as may be designated by the Committee and set forth in the Stock Option Agreement. The Committee may accelerate the exercisability of any Option or portion thereof at any time. In no event shall the term of any Option granted under the Plan exceed ten years.

5.5. Options granted under the Plan shall not be transferable by the Optionee except as approved by the Committee as reflected in the Stock Option Agreement.

5.6. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, replace or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent they have not yet been exercised) and grant new Options in substitution for them. No modification of an Option shall adversely alter or impair any rights or obligations under that Option without the affected Optionee’s consent.

Section 6. Exercise of Options.

6.1. To exercise an Option, in whole or in part, the Optionee shall deliver to the Committee a written notice of exercise specifying the number of shares of Common Stock in respect of which the Option is being exercised. The Stock Option Agreement may set forth the minimum number of shares of Common Stock, if any, which may be purchased at any one time upon the exercise of an Option. An Optionee shall not be deemed the holder of any shares of Common Stock subject to the Option or have any rights of a stockholder with respect thereto until the Option shall have been exercised in accordance with the terms of the Stock Option Agreement, the shares of Common Stock in respect of which the Option was exercised shall have been issued to such Optionee and the name of such Optionee shall have been entered as a stockholder of record on the books of the Company. The Stock Option Agreement may contain such other conditions to the exercise of an Option as the Committee from time to time shall determine and may also contain provisions relating to the ownership of the shares of Common Stock issued upon the exercise of the Option or may require the Optionee, as a condition of exercise of the Option, to execute an Optionee Stockholder’s Agreement.

6.2. Except as provided in the Stock Option Agreement, no Options held by an Optionee shall be exercisable after the termination of the Optionee’s employment. In addition, except as provided in the Stock Option Agreement, Options granted under the Plan shall be exercisable only by the Optionee or the Optionee’s Legal Representative. The Company may require proof satisfactory to it as to the right of the Legal Representative to exercise the Option.

6.3. To the extent that an Option is not exercised prior to the expiration of its term or such shorter period of time prescribed by the Plan and the Stock Option Agreement, the Option shall lapse and all rights of the Optionee with respect thereto shall terminate.

Section 7. Changes in Common Stock.

7.1. In the event that (i) the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities or other equity interests of the Company or an Affiliate, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up, other similar transaction or other substitution of securities or other equity interests of the Company or an Affiliate or (ii) there is an extraordinary dividend or distribution by the Company or an Affiliate in respect of its capital stock in cash or in property, the Committee shall determine the appropriate adjustments (if any) to the maximum number and kind of shares of stock or other securities or other equity interests as to which Options may be granted under the Plan and the number and kind of shares of stock or other securities or other equity interests with respect to which Options have been granted under the Plan, the Option Price and any other terms of the Option; provided, however, that in the event the Common Stock is subdivided into more, or combined into fewer, shares of Common Stock, or a stock dividend consisting of Common Stock is paid on the Common Stock, then, unless otherwise provided in an applicable Stock Option Agreement, each Option then outstanding shall be adjusted (i) by multiplying the number of shares of Common Stock subject to the Option by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately following such subdivision, combination or dividend and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such subdivision, combination or dividend (such fraction, the “Adjustment Fraction”) and (ii) by dividing the Option Price of the Option by the Adjustment Fraction. The Committee’s determination shall be final, binding and conclusive for all purposes of the Plan and each Stock Option Agreement entered into under the Plan.

7.2. Subject to Section 7.3 or as otherwise provided in a Stock Option Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms, except that following the Transaction either (i) each outstanding Option shall be treated as provided for in the plan of liquidation or dissolution adopted, or the agreement entered into, in connection with the Transaction or (ii) if not so provided in such plan or agreement, each Optionee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Options, upon exercise of any Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common Stock; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Transaction.

7.3. Notwithstanding anything in the Plan to the contrary, upon the effective date of any Total Sale, the Plan and any unexercised Options granted under the Plan shall terminate unless provision shall be made in writing in connection with such Total Sale for the continuance of the Plan and such unexercised Options or for the assumption of such unexercised Options by a successor to the Company or for the substitution for such unexercised Options of new options covering shares or other securities or other equity interests of such a successor with appropriate adjustments as to number and kind of shares or other securities or other equity interests, option prices and other terms of such new options. In the event that provision is made in writing as aforesaid in connection with a Total Sale, the Plan and the unexercised Options theretofore granted or the new options substituted therefor shall continue in the manner and under the terms provided in the Plan and the applicable Stock Option Agreements and in such writing.

Section 8. Amendment or Termination of Plan. The Board shall have the right to amend, suspend or terminate the Plan at any time; provided, however, that to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement. The rights of an Optionee under any Option granted prior to an amendment, suspension or termination of the Plan shall not be adversely affected by any such action of the Board except upon the consent of the Optionee; provided that an amendment to Section 4 of the Plan to increase the number of shares of Common Stock with respect to which Options may be granted by the Committee shall not be deemed to adversely affect any Optionee.

Section 9. Indemnification of the Committee. The members of the Committee shall be indemnified by the Company against all losses, claims, damages and liabilities, joint or several (including all legal and other expenses reasonably incurred in connection with the preparation for, or defense of, any claim, action or proceeding, whether or not resulting in any liability), for any acts or omissions which are within the scope of such member’s duties as a member of the Committee to the fullest extent permitted by law.

Section 10. Compliance with Law and Other Conditions. All Options and Stock Option Agreements shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to the principles of conflicts of laws thereof, to the extent not superseded by the laws of the United States. Each Stock Option Agreement shall contain all provisions required by applicable state securities laws in order to enable the Company to avail itself of any necessary exemptions from registration under such laws. Notwithstanding anything herein or in any agreements pursuant to which Options are granted to the contrary, the Company shall not be required to issue shares pursuant to the exercise of any Option granted under the Plan unless the Company’s counsel has advised the Company that such exercise and issuance comply with all applicable laws including, without limitation, all applicable federal and state securities laws.

Section 11. Miscellaneous. Nothing in the Plan or in any Stock Option Agreement shall (a) confer on any person any right to continue in the employ of the Company or any successor; or (b) affect the right of the Company or any successor to terminate the employment of any person at any time; or (c) be deemed a waiver or modification of any provision contained in any agreement between an employee, director or consultant and the Company or any successor.

Section 12. Effective Date and Duration of Plan. The effective date of the Plan shall be the date of its adoption by the Board (the “Effective Date”), subject only to the approval of the stockholders of the Company entitled to vote thereon. Such stockholder approval of the Plan shall occur within twenty-four months of the date of its adoption by the Board. The Plan shall automatically terminate on, and no Options may be granted under the Plan after, the tenth anniversary of the Effective Date.

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